UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/02/2010

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10275

Delaware	75-1914582
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6820 LBJ FREEWAY
DALLAS, TX 75240
(Address of principal executive offices, including zip code)

(972) 980-9917
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2010, Brinker International, Inc. (the "Registrant") announced that Mr. Joseph M. DePinto has been added to the Board of Directors of Registrant. As of this date, Mr. DePinto has not been assigned to any of the Committees of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: August 02, 2010	By:	/s/ Douglas H. Brookis
Douglas H. Brookis
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.	Press Release 08-02